UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2023

VERALTO CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41770	92-1941413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Danaher Corporation 2200 Pennsylvania Avenue, N.W., Suite 800W Washington, DC	20037
(Address of Principal Executive Offices)	(Zip code)

202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock (par value $0.01 per share)	VLTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

USD Offering

On September 18, 2023, Veralto Corporation (the “Company”), a wholly owned subsidiary of Danaher Corporation (“Danaher”), issued $700,000,000 aggregate principal amount of 5.500% senior notes due 2026 (the “2026 Notes”), $700,000,000 aggregate principal amount of 5.350% senior notes due 2028 (the “2028 Notes”) and $700,000,000 aggregate principal amount of 5.450% senior notes due 2033 (the “2033 Notes” and, collectively with the 2026 Notes and the 2028 Notes, the “USD Notes”), to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.  The 2026 Notes will mature on September 18, 2026. The 2028 Notes will mature on September 18, 2028.  The 2033 Notes will mature on September 18, 2033.  Interest on the USD Notes will be paid semi-annually in arrears on March 18 and September 18 of each year, commencing on March 18, 2024.

The USD Notes were issued under an indenture dated as of September 18, 2023 (the “USD Indenture”) between the Company and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Trustee”). The USD Notes are the general unsecured, unsubordinated obligations of the Company, equal in right of payment with all existing and any future unsecured and unsubordinated indebtedness of the Company, senior in right of payment to any existing and future indebtedness of the Company that is subordinated to the USD Notes, effectively subordinated in right of payment to any existing and future secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and any future indebtedness and any other liabilities of the Company’s subsidiaries.

Danaher has fully and unconditionally guaranteed the USD Notes (the “USD Guarantees”) pursuant to a guarantee agreement, dated as of September 18, 2023, in favor of the holders of the USD Notes and the Trustee.  The USD Guarantees will automatically and unconditionally terminate upon the completion of the planned separation of the Company from Danaher and the distribution of all of the shares of common stock of the Company to the holders of common stock of Danaher (other than fractional shares, which will be aggregated into whole shares and sold in the public market and the proceeds distributed to Danaher stockholders, and provided that certain benefit plans held or sponsored by Danaher may hold shares of Danaher and as a result, may receive and hold certain shares of the Company immediately following the distribution) (the “Separation”).

The Company intends to use the net proceeds from the offering of the USD Notes to make payments to Danaher as partial consideration for the contribution of assets to the Company by Danaher in connection with the Separation, and to pay related fees and expenses.

The Company may redeem, in whole or in part, the 2026 Notes, the 2028 Notes and the 2033 Notes at any time prior to August 18, 2026, August 18, 2028 and June 18, 2033, respectively, at a price equal to 100% of the principal amount of the applicable USD Notes redeemed, plus a corresponding “make-whole” premium.  In addition, the Company may redeem, in whole or in part, the 2026 Notes, the 2028 Notes and the 2033 Notes on or after August 18, 2026, August 18, 2028 and June 18, 2033, respectively, at a redemption price equal to 100% of the principal amount of the applicable USD Notes redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.

If the Separation has not been completed by March 29, 2024, the Company will redeem the USD Notes at a price equal to 101% of the aggregate principal amount of the USD Notes, plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (as defined in the USD Indenture).

If a change of control triggering event occurs with respect to the USD Notes, the Company will, in certain circumstances, be required to make an offer to purchase the USD Notes at a purchase price equal to 101% of the aggregate principal amount of the USD Notes, plus accrued and unpaid interest to, but excluding, the repurchase date. A change of control triggering event means the occurrence of both a Change of Control and a Rating Event (each as defined in the USD Indenture).

Subject to certain qualifications and exceptions, the USD Indenture limits the Company’s and its subsidiaries’ ability to create or permit to exist indebtedness secured by liens on its principal domestic properties, or on any shares of capital stock or indebtedness of any subsidiary that owns a principal domestic property, and to enter into sale and leaseback transactions with respect to principal domestic properties, and limits the Company’s ability to merge or consolidate with any other entity or convey, transfer or lease the Company’s properties and assets substantially as an entirety.

Upon the occurrence of an event of default under the USD Indenture with respect to the USD Notes, which includes payment defaults, defaults in the performance of certain covenants and bankruptcy and insolvency related defaults, the Company’s obligations under the USD Notes may be accelerated, in which case the entire principal amount of the USD Notes would be immediately due and payable.

The Company and its affiliates maintain various commercial and service relationships with the Trustee and its affiliates in the ordinary course of business. Affiliates of the Trustee may in the future engage in lending or hedging transactions with the Company and its affiliates.

The above description of the USD Indenture is qualified in its entirety by reference to the USD Indenture.  The USD Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Registration Rights Agreement

On September 18, 2023, the Company and Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Capital Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the initial purchasers of the USD Notes, entered into a registration rights agreement with respect to the USD Notes (the “USD Registration Rights Agreement”).  The Company agreed under the USD Registration Rights Agreement to use commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange each series of the USD Notes for new notes, with terms substantially identical in all material respects to such series of USD Notes and (ii) cause the registration statement to be declared effective under the Securities Act.

If the exchange offer is not completed on or before November 11, 2024, the Company will use commercially reasonable efforts to file and to have declared effective a shelf registration statement relating to resales of the USD Notes and keep such shelf registration statement effective until the date that the USD Notes cease to be registrable securities (as defined in the USD Registration Rights Agreement).

If the Company fails to satisfy this obligation with respect to a series of the USD Notes (a “registration default”) under the USD Registration Rights Agreement, then additional interest will accrue on the principal amount of the USD Notes of such series at an annual rate of 0.25%.  The annual interest rate on such series of the USD Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues.  The additional interest will accrue, up to a maximum of 1.00% per annum, to and including the date such registration default ends, at which time the interest rate on the applicable series of USD Notes will revert to the original level.

If the Company is required to pay additional interest due to a registration default, the Company will pay such additional interest to the holders of the USD Notes in cash on the same dates that the Company makes other interest payments on the USD Notes, until the applicable registration default is cured.

The above description of the USD Registration Rights Agreement is qualified in its entirety by reference to the USD Registration Rights Agreement.  The USD Registration Rights Agreement is filed as Exhibit 4.2 hereto and is incorporated herein by reference.

Euro Offering

On September 19, 2023, the Company issued €500,000,000 aggregate principal amount of 4.150% senior notes due 2031 (the “Euro Notes”), to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.  The Euro Notes will mature on September 19, 2031.  Interest on the Euro Notes will be paid annually in arrears on September 19 of each year, commencing on September 19, 2024.

The Euro Notes were issued under an indenture dated as of September 19, 2023 (the “Euro Indenture”) between the Company and the Trustee. The Euro Notes are the general unsecured, unsubordinated obligations of the Company, equal in right of payment with all existing and any future unsecured and unsubordinated indebtedness of the Company, senior in right of payment to any existing and future indebtedness of the Company that is subordinated to the Euro Notes, effectively subordinated in right of payment to any existing and future secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and any future indebtedness and any other liabilities of the Company’s subsidiaries.

Danaher has fully and unconditionally guaranteed the Euro Notes (the “Euro Guarantee”) pursuant to a guarantee agreement, dated as of September 19, 2023, in favor of the holders of the Euro Notes and the Trustee.  The Euro Guarantee will automatically and unconditionally terminate upon the completion of the Separation.

The Company intends to use the net proceeds from the offering of the Euro Notes to make payments to Danaher as partial consideration for the contribution of assets to the Company by Danaher in connection with the Separation and to pay related fees and expenses.

The Company may redeem, in whole or in part, the Euro Notes at any time prior to June 19, 2031, at a price equal to 100% of the principal amount of the Euro Notes redeemed, plus a corresponding “make-whole” premium. In addition, the Company may redeem, in whole or in part, the Euro Notes on or after June 19, 2031, at a redemption price equal to 100% of the principal amount of the Euro Notes redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.

If the Separation has not been completed by March 29, 2024, the Company will redeem the Euro Notes at a price equal to 101% of the aggregate principal amount of the Euro Notes, plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (as defined in the Euro Indenture).

If a change of control triggering event occurs with respect to the Euro Notes, the Company will, in certain circumstances, be required to make an offer to purchase the Euro Notes at a purchase price equal to 101% of the aggregate principal amount of the Euro Notes, plus accrued and unpaid interest to, but excluding, the repurchase date. A change of control triggering event means the occurrence of both a Change of Control and a Rating Event (each as defined in the Euro Indenture).

Subject to certain qualifications and exceptions, the Euro Indenture limits the Company’s and its subsidiaries’ ability to create or permit to exist indebtedness secured by liens on its principal domestic properties, or on any shares of capital stock or indebtedness of any subsidiary that owns a principal domestic property, and to enter into sale and leaseback transactions with respect to principal domestic properties, and limits the Company’s ability to merge or consolidate with any other entity or convey, transfer or lease the Company’s properties and assets substantially as an entirety.

Upon the occurrence of an event of default under the Euro Indenture with respect to the Euro Notes, which includes payment defaults, defaults in the performance of certain covenants and bankruptcy and insolvency related defaults, the Company’s obligations under the Euro Notes may be accelerated, in which case the entire principal amount of the Euro Notes would be immediately due and payable.

The Company and its affiliates maintain various commercial and service relationships with the Trustee and its affiliates in the ordinary course of business. Affiliates of the Trustee may in the future engage in lending or hedging transactions with the Company and its affiliates.

The above description of the Euro Indenture is qualified in its entirety by reference to the Euro Indenture.  The Euro Indenture is filed as Exhibit 4.3 hereto and is incorporated herein by reference.

Registration Rights Agreement

On September 19, 2023, the Company and Deutsche Bank AG, London Branch and Goldman Sachs & Co. LLC, as representatives of the initial purchasers of the Euro Notes, entered into a registration rights agreement with respect to the Euro Notes (the “Euro Registration Rights Agreement”).  The Company agreed under the Euro Registration Rights Agreement to use commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Euro Notes for new notes, with terms substantially identical in all material respects to the Euro Notes and (ii) cause the registration statement to be declared effective under the Securities Act.

If the exchange offer is not completed on or before November 12, 2024, the Company will use commercially reasonable efforts to file and to have declared effective a shelf registration statement relating to resales of the Euro Notes and keep such shelf registration statement effective until the date that the Euro Notes cease to be registrable securities (as defined in the Euro Registration Rights Agreement).

If the Company fails to satisfy this obligation with respect to the Euro Notes (a “registration default”) under the Euro Registration Rights Agreement, then additional interest will accrue on the principal amount of the Euro Notes at an annual rate of 0.25%.  The annual interest rate on the Euro Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues.  The additional interest will accrue, up to a maximum of 1.00% per annum, to and including the date such registration default ends, at which time the interest rate on the Euro Notes will revert to the original level.

If the Company is required to pay additional interest due to a registration default, the Company will pay such additional interest to the holders of the Euro Notes in cash on the same dates that the Company makes other interest payments on the Euro Notes, until the applicable registration default is cured.

The above description of the Euro Registration Rights Agreement is qualified in its entirety by reference to the Euro Registration Rights Agreement.  The Euro Registration Rights Agreement is filed as Exhibit 4.4 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
4.1	Indenture, dated as of September 18, 2023, between Veralto Corporation, as issuer, and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee.

4.2
Registration Rights Agreement, dated as of September 18, 2023, by and among Veralto Corporation and Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the initial purchasers of the USD Notes.

4.3	Indenture, dated as of September 19, 2023, between Veralto Corporation, as issuer, and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee.

4.4
Registration Rights Agreement, dated as of September 19, 2023, by and among Veralto Corporation and Deutsche Bank AG, London Branch and Goldman Sachs & Co. LLC, as representatives of the initial purchasers of the Euro Notes.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERALTO CORPORATION

	By:	/s/ Jennifer L. Honeycutt
	Name:	Jennifer L. Honeycutt
	Title:	President and Secretary

Date: September 19, 2023